UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2023
THE ALLSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 3100 Sanders Road, Northbrook, Illinois    60062
(Address of principal executive offices)    (Zip Code)
Registrant’s telephone number, including area code  (847) 402-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALL	New York Stock Exchange Chicago Stock Exchange
5.100% Fixed-to-Floating Rate Subordinated Debentures due 2053	ALL.PR.B	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.625% Noncumulative Preferred Stock, Series G	ALL PR G	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.100% Noncumulative Preferred Stock, Series H	ALL PR H	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 4.750% Noncumulative Preferred Stock, Series I	ALL PR I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ____

Section 8 – Other Events

Item 8.01. Other Events.

On March 29, 2023, The Allstate Corporation (the “Registrant”) entered into an Underwriting Agreement with BofA Securities, Inc., J.P. Morgan Securities LLC, Loop Capital Markets LLC, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriting Agreement”), with respect to the offer and sale by the Registrant of $750,000,000 aggregate principal amount of its 5.250% Senior Notes due 2033 (the “Senior Notes”). The offering and sale of the Senior Notes were registered under the Registrant’s registration statement on Form S-3 (File No. 333-255698).

On March 31, 2023, the Registrant closed the public offering of the Senior Notes.
The Senior Notes were issued pursuant to an Indenture, dated as of December 16, 1997, between the Registrant and U.S. Bank Trust Company, National Association (successor in interest to State Street Bank and Trust Company), as trustee (the “Trustee”), as amended by the Third Supplemental Indenture, dated as of July 23, 1999, and the Sixth Supplemental Indenture, dated as of June 12, 2000, and as supplemented by the Twenty-Sixth Supplemental Indenture (the “Twenty-Sixth Supplemental Indenture”), dated as of March 31, 2023.
The Senior Notes are senior unsecured obligations of the Registrant and rank equally with all unsecured and unsubordinated indebtedness of the Registrant from time to time outstanding. The Senior Notes will bear interest at a fixed rate equal to 5.250% per annum. The Registrant will pay interest on the Senior Notes semi-annually in arrears on March 30 and September 30 of each year, beginning on September 30, 2023. The Senior Notes will mature on March 30, 2033.
The following documents are being filed with this Current Report on Form 8-K and are incorporated herein by reference: (i) the Underwriting Agreement, (ii) the Twenty-Sixth Supplemental Indenture; (iii) the Form of the Senior Notes; and (iv) the validity opinion and consent of Willkie Farr & Gallagher LLP with respect to the Senior Notes.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement dated as of March 29, 2023, among the Registrant and BofA Securities, Inc., J.P. Morgan Securities LLC, Loop Capital Markets LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Twenty-Sixth Supplemental Indenture, dated March 31, 2023, between the Registrant and the Trustee, including the form of Senior Notes as Exhibit A.
4.2	Form of Senior Notes (included as Exhibit A to Exhibit 4.1 above).
5.1	Opinion of Willkie Farr & Gallagher LLP with respect to the Senior Notes.
23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION
(Registrant)

		By:	/s/ Christine M. DeBiase
		Name:	Christine M. DeBiase
		Title:	Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary

Date:	March 31, 2023

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